UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 31, 2007

                      ATLANTIC COAST FINANCIAL CORPORATION
             (Exact name of Registrant as specified in its charter)

        Maryland                      333-144149                Applied For
        ---------               -----------------------      -------------------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
    of Incorporation)                                        Identification No.)


                   505 Haines Avenue, Waycross, Georgia 31501
                    (Address of principal executive offices)

                                 (800) 342-2824
               Registrant's telephone number, including area code

                                 Not Applicable
          (Former Name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On October 31, 2007, Atlantic Coast Federal Corporation issued a press release announcing financial results for the third quarter and nine months ended September 30, 2007. The full text of the press release is set forth in Exhibit 99.1.

         The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

        (d)     Exhibits.

                99.1    Press Release dated October 31, 2007


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ATLANTIC COAST FINANCIAL CORPORATION


Date: November 2, 2007                 By: /s/ Robert J. Larison, Jr.
                                           ------------------------------------
                                           Robert J. Larison, Jr.
                                           President and Chief Executive Officer
                                           (Duly Authorized Representative)

                                  EXHIBIT INDEX

Exhibit
Number          Description of Exhibit(s)
-------         -------------------------
 99.1           Copy of press release issued by Atlantic Coast Federal
                Corporation on October 31, 2007.